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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                August 3, 2000
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               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                  1-7725                36-2687938
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  (State of incorporation)        (Commission           (IRS Employer
                                   File No.)          Identification No.)

                6111 North River Road, Rosemont, Illinois 60018
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              (Address of principal executive offices)  (Zip code)

                                (847) 698-3000
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              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Underwriting Agreement dated August 3, 2000 by and among the Company and Salomon Smith Barney Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc. and Mellon Financial Markets, LLC, as Underwriters.

     1.2 Terms Agreement dated August 3, 2000 by and among the Company and the Underwriters.

     4.1 Form of Specimen Global Notes relating to the Company's 9 1/2% Notes Due August 15, 2003.

     4.2 Form of Specimen Definitive Note relating to the Company's 9 1/2% Notes Due August 15, 2003.

     5. Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant relating to the legality of the Company's 9 1/2% Notes Due August 15, 2003.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMDISCO, INC.

                                           /s/ Jeremiah M. Fitzgerald
Date: August 8, 2000                   By:______________________________________
                                          Jeremiah M. Fitzgerald, Vice President
                                          and Chief Legal Counsel

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